Exhibit 99.2

UNITED STATES BANKRUPTCY COURT
WESTERN DIVISION OF MASSACHUSETTS

Case:                 divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit: Hosting(1)

CHAPTER 11 MONTHLY OPERATING REPORT

FOR MONTH ENDING MAY 31, 2003

Comes Now, divine, inc. et. al. - Hosting Business

Debtor-In-Possession, and hereby submits its Monthly Operating Report for the period commencing May 1, 2003 and ending May 31, 2003 as shown by the report and exhibits consisting of 17 pages and containing the following, as indicated:

☒	Monthly Reporting Questionnaire (Attachment 1)
☒	Comparative Balance Sheets (Forms OPR-1 & OPR-2)
☒	Summary of Accounts Receivable (Form OPR-3)
☒	Schedule of Post-petition Liabilities (Form OPR-4)
☒	Income Statement (Form OPR-5)
☒	Statement of Sources and Uses of Cash (Form OPR-6)

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date:	6/25/03	DEBTOR (S)-IN-POSSESSION

		By:	/s/ Jude M. Sullivan
(Signature)

(Signature)

		Name & Title:	Jude Sullivan
(Print or type)
SVP - General Counsel
		Address:	4225 Naperville Rd #400
Lisle, IL 60532
		Telephone No.:	(630) 799-7500

Notes:

(1) Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Hosting (1)

Monthly Reporting Questionnaire - Question #1

May 31, 2003

Name (2)	Title	Paydate	Gross Pay	Taxes	Deductions	Net	Tax Due	Tax Paid	Date Paid
Armond, Steve	VP Finance - DMS	5/2/2003	5,192.31	1,146.39	792.31	3,253.61	1,146.39	1,146.39	5/2/2003
Armond, Steve	VP Finance - DMS	5/16/2003	4,673.08	966.07	740.39	2,966.22	966.07	966.07	5/16/2003
Armond, Steve	VP Finance - DMS	5/17/2003	50,000.00	16,592.45	5,000.00	28,407.55	16,592.45	16,592.45	5/17/2003
Steitle, James Todd	VP Operations - DMS	5/2/2003	6,730.77	1,886.72	134.09	4,709.96	1,886.72	1,886.72	5/2/2003
Steitle, James Todd	VP Operations - DMS	5/16/2003	6,057.69	1,633.30	134.09	4,290.30	1,633.30	1,633.30	5/16/2003
Steitle, James Todd	VP Operations - DMS	5/17/2003	50,000.00	15,117.58	—	34,882.42	15,117.58	15,117.58	5/17/2003
Steitle, James Todd	VP Operations - DMS	5/30/2003	1,267.00	360.46	—	906.54	360.46	360.46	5/30/2003
Vanderbeck, Sunny	President - DMS	5/2/2003	9,615.38	3,171.97	85.38	6,358.03	3,171.97	3,171.97	5/2/2003
Vanderbeck, Sunny	President - DMS	5/16/2003	8,653.84	2,296.88	85.38	6,271.58	2,296.88	2,296.88	5/16/2003
Vanderbeck, Sunny (3)	President - DMS	5/17/2003	93,750.00	26,671.87	-	67,078.13	26,671.87	26,671.87	5/17/2003

			235,940.07	69,843.69	6,971.64	159,124.34	69,843.69	69,843.69

Notes:

(1) Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.

(2) The executive employees no longer remain with the debtor after of the sale of the business on May 15, 2003

(3) Acceptance of the check is pending legal review

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Hosting (1)

Monthly Reporting Questionnaire - Question #2

May 31, 2003

Type of Coverage	Carrier Name	Policy Number		Coverage Amounts	Expiration Date	Date Coverage Paid Through	Premium Amounts

Property	St. Paul Fire and Marine Ins. Co.	TE08500211	$125,000,000	Loss Limit	8/18/2003	8/18/2003	$397,204.00
			$15,900,000	Blanket Building
			$106,213,103	Blanket Business Personal Property
			$16,044,824	Blanket Earnings & Extra Expense
			PER SOV	Electronic Data Processing
			PER SOV	Rental Value/Expediting Expense
			$25,000	Portable Computer Equipment Anywhere In The World
			$25,000	Service Interruption - Damage and Time Element Including

Transmission & Distribution Lines for All Public Utilities,
I.e., Direct Physical Loss to Service, Steam, Water, Gas,
Electric, Sewer, Communication Services/Suppliers
			$5,000,000	Newly Acquired Locations
			$7,000,000	Quake
			$7,000,000	Flood
			$2,000,000	Newly Acquired Property (180 days) Building
			$1,000,000	Newly Acquired Property (180 days) Personal
			1MM or 25%	Debris Removal
			$25,000	Deferred Payment
			$50,000	Accounts Receivable
			$50,000	Valuable Papers and Records
			$50,000	Fine Arts
			$150,000	Property In Transit With Worldwide Coverage Extension
			$100,000	Unscheduled Locations
			$25,000	Radio Active Contamination
			$25,000	Pollution Clean Up and Removal - Current Limit
			$25,000	Outdoor Property "Specified Perils" - Current Limit
			$25,000	Rewards - Reporting of Illegal Acts
			$20,000	Money & Securities (Inside Limit)
			$10,000	Money & Securities (Outside Limit)
			$25,000	Personal Belongings
			$100,000	Spoilage
			$10,000	Employee Dishonesty
			$10,000	Catastrophic Allowance
			$25,000	Depositors Forgery
			$25,000	Inventory and Appraisals
			$10,000	Endangered Property
			$25,000	Contract Penalties
			$50,000	Off Premised Utility Services
			$25,000	Property In Transit

General Liability	St. Paul Fire and Marine Ins. Co.	TE08500211	$1,000,000	General Aggregate Per Location	8/18/2003	8/18/2003	$129,168.00
			$1,000,000	Products/Completed Operations Aggregate	8/18/2003
			$1,000,000	Each Occurrence
			$1,000,000	Fire Damage Leagal Liability, Any One Fire
			$10,000	Medical Expenses Limit - Any One Person
Personal and Advertising Injury - EXCLUDED

Type of Coverage	Carrier Name	Policy Number		Coverage Amounts	Expiration Date	Date Coverage Paid Through	Premium Amounts

Employee Benefit (Claims-Made)
			$1,000,000	Each Claim
			$3,000,000	Aggregate Limit
			8/18/99	Retro Date

Auto	St. Paul Fire and Marine Ins. Co.	TE08500211	$1,000,000	Any Auto - Liability - Includes Hired/Non-Owned	8/18/2003	8/18/2003	$43,355.00
			$1,000,000	Uninsured Motorists
			$1,000,000	Underinsured Motorists
			$5,000	Medical Payments
			$25	Daily Rental
			$1,350	Total Rental Reimbursement
			Unlimited	Hired Car Physical Damage

Umbrella	St. Paul Fire and Marine Ins. Co.	TE08500211	$10,000,000	General Total Limit	8/18/2003	8/18/2003	$40,287.00
			$10,000,000	Products/Completed Work Total Limit
			$10,000,000	Each Event Limit
			N/A	Personal Injury Each Person Limit
			N/A	Advertising Injury Each Person Limit

Excess Umbrella	Fireman's Fund	XXK 85115343	$10,000,000	Each Occurrence - Excess of $10,000,000	8/18/2003	8/18/2003	$15,000.00
			$10,000,000	Aggregate

Worker Compensation	St. Paul Fire and Marine Ins. Co.	WVA8502087	Statutory	Workers Compensation	8/18/2003	8/18/2003	$795,434.00
Employers Liability
			$500,000	Bodily Injury By Accident Each Accident
			$500,000	Bodily Injury By Disease Policy Limit
			$500,000	Bodily Injury By Disease Each Employee

Directors & Officers	Illinois National Insurance Co.	561-50-64	$10,000,000	Policy Limit	2/25/2004	2/25/2004	$1,493,000.00

Excess Directors & Officers	Indian Harbor Insurance Company	ELU 83471-02	$10,000,000	Policy Limit - $10,000,000 X $10,000,000	2/25/2004	2/25/2004	$1,327,405.00

Foreign Package	ACE American Insurance Co.	PHF059024		General Liability	8/18/2003	8/18/2003	$32,758.00
			$1,000,000	Each Occurrence
			$1,000,000	Product/Completed Operations Aggregate
			$1,000,000	Personal and Advertising Injury Aggregate
			$1,000,000	Premises Damage Limit (Each Occurrence)
			$10,000	Medical Expense Limit (Any One Person)
Employee Benefits Liability (Claims Made)
			$1,000,000	Each Occurrence

Type of Coverage	Carrier Name	Policy Number		Coverage Amounts	Expiration Date	Date Coverage Paid Through	Premium Amounts

			$1,000,000	Aggregate Limit

Foreign Package Con't	ACE American Insurance Co.	PHF059024		Auto Liability
			$1,000,000	Each Accident - Owned, Hired, Non-Owned
			$1,000	Hired Auto Physical Damage - Any One Accident
			$10,000	Hired Auto Physical Damage - Any One Policy Period
Repatriation
			$250,000	Policy Limit
Employers Liability
			$1,000,000	Bodily Injury By Accident (Each Accident)
			$1,000,000	Bodily Injury By Disease (Each Employee)
			$1,000,000	Bodily Injury by disease (Policy Limit)
Property/Business Income
			$2,586,216	Building
			$11,806,881	Personal Property
			$50,000	Business Income
			$25,000	Personal Property In Transit
			$25,000	Personal Property At Unnamed Locations-Except In Transit
			$5,000	Employee Dishonesty
			$50,000	Earth Movement and Flood, Except Japan
			30%	Earth Movement Japan Zone Five

Directors & Officers	Illinois National Insurance Co.	8737120	$10,000,000	Policy Limit	7/12/2004	7/12/2004	$525,000.00

Excess Directors & Officers 2-Year Discovery divine, inc.	St. Paul Insurance Company	512CM0289	$5,000,000	Policy Limit - $5,000,000 P/O $10,000,000 X $10,000,000	7/12/2004	7/12/2004	$173,155.00

Excess Directors & Officers 2-Year Discovery divine, inc.	Lloyds	FD0100559	$5,000,000	Policy Limit - $5,000,000 P/O $10,000,000 X $10,000,000	7/12/2004	7/12/2004	$178,869.00

Excess Directors & Officers 2-Year Discovery divine, inc.	Federal Insurance Company	7023-24-49	$10,000,000	Policy Limit - $10,000,000 X $20,000,000	7/12/2004	7/12/2004	$199,506.00

Directors & Officers Run-Off Data Return	AIG	874-44-83	$5,000,000	Policy Limit	1/9/2008	1/9/2008	$678,000.00

Type of Coverage	Carrier Name	Policy Number		Coverage Amounts	Expiration Date	Date Coverage Paid Through	Premium Amounts

Directors & Officers Run-Off Data Return	Genesis	YXB002041A	$5,000,000	Policy Limit - $5,000,000 X $5,000,000	1/9/2008	1/9/2008	$542,000.00

Directors & Officers Run-Off Data Return	XL Specialty Insurance Company	ELU81616-01	$5,000,000	Policy Limit - $5,000,000 X $10,000,000	1/9/2008	1/9/2008	$434,790.00

Crime	National Union Fire Ins.	561-52-21	$10,000,000	Policy Limit	7/12/2003	7/12/2003	$84,798.00

Fiduciary	Federal Insurance Company	103868292	$5,000,000	Fiduciary Limit of Liability	7/12/2003	7/12/2003	$12,232.00

Kidnap & Ransom	Lloyds of London	AS001259	$10,000,000	Policy Limit	7/12/2003	7/12/2003	$6,864.29
			$250,000	Per Insured Person			Includes Taxes/
			$1,250,000	Per Insured Event			Stamping Fee

Employment Practices	American International Specialty	561-50-72	$10,000,000	Policy Limit	7/12/2003	7/12/2003	$188,251.00

				Total			$7,297,076.29

Notes:

(1) Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Hosting (1)

Monthly Reporting Questionnaire - Question #3

May 31, 2003

Bank Accounts

	Flexible Benefits	Medical Claims	Total

Bank Name:	Bank One	Bank One

Account Name:	Data Return	Data Return

Account Number:	1571575289	1571575271

Beginning Book Balance:	$8,086.58	$2,679.43	$10,766.01

Plus:
Deposits	0.00	0.00	$0.00

Less:
Disbursements	0.00	0.00	$0.00

Other:
Transfers In (Out)	(19.27)	(19.50)	$(38.77)
Ending Book Balance	$8,067.31	$2,659.93	$10,727.24

Notes:

(1) Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit - Hosting (1)

Monthly Reporting Questionnaire - Question #4

May 31, 2003

Vendor Name	Check # or ACH Designation	Date of Payment	Pre-Petition Check or ACH Amount

Professional Fee Payments are reflected in the Monthly Reporting Questionnaire for the Software Business Unit

AltaVista Company	60871	5/15/03	38,980.00
Ameritech Credit Corp.	60872	5/15/03	68,530.00
Ascom Hasler Leasing	60877	5/15/03	247.00
BDO Siedman, LLP	60873	5/15/03	35,000.00
BEA Systems Inc.	60878	5/15/03	184,359.82
Blackberry	60874	5/15/03	2,627.00
Broad Vision, Inc.	60879	5/15/03	42,436.00
Caucho Technology, Inc.	60880	5/15/03	16,290.00
Cingular Interactive	60881	5/15/03	2,290.00
Critical Watch	60882	5/15/03	5,995.00
DPS Maintenance	60883	5/15/03	1,896.00
DSI Tech. Escrow Service	60885	5/15/03	8,551.00
F5 Networks Inc.	60886	5/15/03	56,545.00
Ford Credit	60887	5/15/03	441.00
Freshwater Software Inc.	60888	5/15/03	25,980.00
GATX Tech. Services	60889	5/15/03	97,215.00
Gregory Rogers	ACH	5/7/03	414.58
Hewlett-Packard Financial	60890	5/15/03	59,106.03
IBM Corp.	60891	5/15/03	20,624.70
Internet Security Systems	60892	5/15/03	5,619.48
Iron Mountain	60893	5/15/03	6,184.12
Iron Mountain Off Site	60894	5/15/03	5,468.07
James Lo	ACH	5/23/03	200.00
Level 3 Communications	60895	5/15/03	516,473.40
Liebert Corp.	60896	5/15/03	7,117.99
MCI Worldcom Communications Inc.	60897	5/15/03	99,447.16
Michael Bergman	ACH	5/14/03	3,132.84
Microsoft Corporation	60899	5/15/03	1,511,968.39
MITA Copystar America Inc.	60898	5/15/03	920.12
Net Direct LLC	60901	5/15/03	8,669.15
NET IQ Corporation	60900	5/15/03	50,648.63
PacBell	60903	5/15/03	12,454.85
Peterson Power Systems Inc.	60904	5/15/03	5,700.00
Robert Cosenza	ACH	5/23/03	1,467.96
SBC California SONET	60905	5/15/03	39,512.65
Scot Clevenger	ACH	5/23/03	2,272.20
Shane Ryan	ACH	5/23/03	50.00
Sprint Communications Co., LP	60906	5/15/03	16,045.00
Steelcase Financial Services, Inc	60907	5/15/03	52,679.07
Sun Microsystems Inc.	60909	5/15/03	25,000.00
Tarant Business Systems Inc.	60911	5/15/03	337.00
Time Warner Telecom	60912	5/15/03	33,589.28
Venetica Corp.	60914	5/15/03	1,857.69
VeriSign, Inc.	60915	5/15/03	28,396.00
Web Methods	60870	5/15/03	62,450.00
Yipes Communications Inc.	60917	5/15/03	12,564.58

Pre Petition Payments (2)			3,022,312.15

Notes:

(1) Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.

(2) All Pre Petition Payments were made in accordance with the First Day Employee Motion and the Vendor Cure settlements in conjunctions with the sale of the business

COMPARATIVE BALANCE SHEETS

Case Name: divine, inc. et. al.		FORM OPR-1
Case Number: 03-11472-JNF (Jointly Administered)		Rev 7/92
Business Unit: Hosting(1)	Month Ended
Form OPR-1

	Filing Date	31-Mar-03	30-Apr-03	31-May-03

ASSETS

CURRENT ASSETS

Cash	11,293	11,105	10,766	10,727
Restricted cash	—	—	—	—
Trade Accounts Receivable, Net (OPR-3)	4,533,128	4,390,977	3,924,480	—
Prepaid expenses and deposits	2,257,538	2,267,152	2,233,505	—

Other	360,985	337,823	282,029	—

TOTAL CURRENT ASSETS	7,162,944	7,007,058	6,450,780	10,727

PROPERTY, PLANT AND EQUIPMENT, AT COST	19,912,893	19,924,861	19,924,861	—

Less Accumulated Depreciation	(8,210,710)	(8,773,763)	(9,337,880)	—

NET PROPERTY, PLANT AND EQUIPMENT	11,702,183	11,151,098	10,586,981	—

Goodwill, net	23,625,730	23,625,730	23,625,730	—
OTHER ASSETS	2,928	2,928	2,928	—

TOTAL ASSETS	42,493,785	41,786,814	40,666,419	10,727

Notes:

(1) Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.

COMPARATIVE BALANCE SHEETS

Case Name: divine, inc. et. al.		FORM OPR-2
Case Number: 03-11472-JNF (Jointly Administered)		Rev 7/92
Business Unit: Hosting(1)	Month Ended
Form OPR-2

	Filing Date	31-Mar-03	30-Apr-03	31-May-03

LIABILITIES

POST PETITION LIABILITIES	—	586,358	1,890,139	472,735

Priority Debt	381,314	250,053	235,426	234,511
Unsecured Debt	10,769,265	10,769,265	8,511,420	3,996,146
Capital Leases	13,890,028	12,609,941	11,338,526	2,050,656

TOTAL PRE-PETITION LIABILITIES	25,040,607	23,629,259	20,085,372	6,281,313

TOTAL LIABILITIES	25,040,607	24,215,617	21,975,511	6,754,048

SHAREHOLDERS' EQUITY (DEFICIT)

INTERCOMPANY/SUBSIDIARY EQUITY	17,453,178	17,571,197	18,690,908	(6,743,321)

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	42,493,785	41,786,814	40,666,419	10,727

Notes:

(1) Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.

SUMMARY OF ACCOUNTS RECEIVABLE

Case Name: divine, inc. et. al.	FORM OPR-3
Case Number: 03-11472-JNF (Jointly Administered)	Rev 7/92
Business Unit: Hosting(1)
Form OPR-3

Month Ended	30-May-03

	Total	Current	0-30 Days	31-60 Days	61-90 Days	Over 90 Days

Date of filing: 2/25/2003	5,829,786.99	3,622,085.15	1,187,352.51	377,852.04	220,884.62	421,612.67
Allowance for doubtful accounts	(1,296,660.00)

3/31/2003	5,512,884.04	2,972,684.05	1,573,513.88	325,984.46	246,395.99	394,305.66
Allowance for doubtful accounts	(1,121,907.00)

4/30/2003	5,175,979.17	3,342,110.44	743,139.53	372,446.59	152,650.13	565,632.48
Allowance for doubtful accounts	(1,251,499.00)

5/31/2003	0	0	0	0	0	0
Allowance for doubtful accounts	0

Notes:

(1) Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Schedule of Post Petition Liabilities (FORM OPR-4)

Business Unit: Hosting 1

May 31, 2003

	Date Incurred	Date Due	Total Due	Future Due	0-30 Days	31-60 Days	61-90 Days	Over 90 Days

Taxes Payable

Income taxes:
Franchise taxes		2004	5,000	5,000	0	—	—	—
Property taxes - real		2004	0	0	0	—	—	—
Property taxes - personal		2004	95,000	95,000	0	—	—	—
Sales and use taxes		2004	70,600	70,600	0	—	—	—

Employment taxes:
Federal Income Tax	05/30/03	05/30/03	0	0	0	—	—	—
FICA - Employers	05/30/03	05/30/03	0	0	0	—	—	—
FICA - Employees	05/30/03	05/30/03	0	0	0	—	—	—
Medicare - Employer	05/30/03	05/30/03	0	0	0	—	—	—
Medicare - Employee	05/30/03	05/30/03	0	0	0	—	—	—
Federal Unemployment Tax	05/30/03	05/30/03	0	0	0	—	—	—
State Income Tax	05/30/03	05/30/03	0	0	0	—	—	—
State Unemployment Tax	05/30/03	05/30/03	0	0	0	—	—	—

Other taxes		—	—	—	—	—	—

Total Taxes Payable			170,600	170,600	0	0	0	0

Postpetition Secured Debt			—	—	—	—	—	—
Postpetition Unsecured Debt			—	—	—	—	—	—
Accrued Interest Payable			—	—	—	—	—	—

Trade Accounts Payable & Other

Hosting Accounts Payable *			302,135.41	10,916.33	292,292.87	(2,573.48)	1,499.69	—
Hosting Salary & Benefits Accrual			—	—	—	—	—	—
Hosting Professional Fee Accrual			—	—	—	—	—	—

TOTALS			472,735.41	181,516.33	292,292.87	(2,573.48)	1,499.69	0.00

* See attached Schedule

Notes:

(1) Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Attached Schedule of Post Petition Liabilities (FORM OPR-4)

Business Unit: Hosting 1

May 31, 2003

Vendor Name	Due Date	Total Due	Future Due	0-30 Days	31-60 Days	61-90 Days	Over 90 Days	Over 120

Allegiance Internet	3/19/2003	(1,166.94)	—	—	—	(1,166.94)	—	—
An Do	5/22/2003	(49.95)	—	(49.95)	—	—	—	—
Aramark	5/30/2003	(24.95)	—	(24.95)	—	—	—	—
Barry Field	5/13/2003	(120.00)	—	(120.00)	—	—	—	—
BSM	5/30/2003	(1,835.00)	—	(1,835.00)	—	—	—	—
Charles Dyck	5/6/2003	(246.72)	—	(246.72)	—	—	—	—
Charles McCreless	5/22/2003	(100.00)	—	(100.00)	—	—	—	—
Cintas	4/23/2003	(23.26)	—	—	(23.26)	—	—	—
Cisco Systems Capital Corp	4/24/2003	115.10	—	—	115.10	—	—	—
Cyndi Cimperman	5/22/2003	(190.10)	—	(190.10)	—	—	—	—
Data Processing Air Corporation	6/8/2003	(9,600.00)	(9,600.00)	—	—	—	—	—
Data Processing Air Corporation	5/30/2003	(2,700.00)	—	(2,700.00)	—	—	—	—
Data Processing Air Corporation	6/7/2003	(198.00)	(198.00)	—	—	—	—	—
David Kabundu	3/25/2003	(50.00)	—	—	—	(50.00)	—	—
David Kabundu	4/22/2003	(50.00)	—	—	(50.00)	—	—	—
David Kabundu	5/13/2003	(50.00)	—	(50.00)	—	—	—	—
David Newton	5/15/2003	(90.00)	—	(90.00)	—	—	—	—
DFS Acceptance	4/24/2003	75.41	—	—	75.41	—	—	—
DFS Acceptance	5/23/2003	(703.81)	—	(703.81)	—	—	—	—
Doyle Tarver	3/25/2003	(37.00)	—	—	—	(37.00)	—	—
Eric Cunningham	5/22/2003	(616.52)	—	(616.52)	—	—	—	—
Eric Cunningham	5/22/2003	(772.15)	—	(772.15)	—	—	—	—
Jamie McCoy	5/22/2003	(1,960.64)	—	(1,960.64)	—	—	—	—
Jerry Rabenaldt	5/6/2003	(199.80)	—	(199.80)	—	—	—	—
John Granade	5/22/2003	(173.27)	—	(173.27)	—	—	—	—
Kenneth Dempsey	3/25/2003	(50.00)	—	—	—	(50.00)	—	—
Legato Systems, Inc.	5/29/2003	(393.62)	—	(393.62)	—	—	—	—
Level 3 Communications, LLC	5/31/2003	(266,306.00)	—	(266,306.00)	—	—	—	—
Mark Barling	5/22/2003	(100.00)	—	(100.00)	—	—	—	—
Mark McCue	4/1/2003	(330.26)	—	—	(330.26)	—	—	—
Megan Eads	5/22/2003	(50.00)	—	(50.00)	—	—	—	—
Michael Ballard	5/15/2003	(104.02)	—	(104.02)	—	—	—	—
Michael Kemp	5/22/2003	(126.96)	—	(126.96)	—	—	—	—
Michael Kemp	5/22/2003	(50.00)	—	(50.00)	—	—	—	—
Nnamdi Otue	5/6/2003	(40.00)	—	(40.00)	—	—	—	—
Praveen Tallam	5/13/2003	(74.16)	—	(74.16)	—	—	—	—

Vendor Name	Due Date	Total Due	Future Due	0-30 Days	31-60 Days	61-90 Days	Over 90 Days	Over 120
Praveen Tallam	5/15/2003	(841.44)	—	(841.44)	—	—	—	—
Richard Carrara	5/15/2003	(50.00)	—	(50.00)	—	—	—	—
Richard Carrara	5/15/2003	(50.00)	—	(50.00)	—	—	—	—
Richard Sweeney	3/11/2003	(50.00)	—	—	—	(50.00)	—	—
Richard Sweeney	4/15/2003	(50.00)	—	—	(50.00)	—	—	—
Robert Cosenza	5/22/2003	(232.83)	—	(232.83)	—	—	—	—
SBC Capital Services	4/24/2003	36.61	—	—	36.61	—	—	—
SBC Capital Services	4/24/2003	36.72	—	—	36.72	—	—	—
SBC Capital Services	4/24/2003	45.64	—	—	45.64	—	—	—
SBC Capital Services	4/24/2003	45.95	—	—	45.95	—	—	—
SBC Capital Services	4/24/2003	47.50	—	—	47.50	—	—	—
SBC Capital Services	4/24/2003	50.27	—	—	50.27	—	—	—
SBC Capital Services	4/24/2003	53.21	—	—	53.21	—	—	—
SBC Capital Services	4/24/2003	53.36	—	—	53.36	—	—	—
SBC Capital Services	4/24/2003	55.52	—	—	55.52	—	—	—
SBC Capital Services	4/24/2003	56.94	—	—	56.94	—	—	—
SBC Capital Services	4/24/2003	57.31	—	—	57.31	—	—	—
SBC Capital Services	4/24/2003	57.92	—	—	57.92	—	—	—
SBC Capital Services	4/24/2003	58.43	—	—	58.43	—	—	—
SBC Capital Services	4/24/2003	58.43	—	—	58.43	—	—	—
SBC Capital Services	4/24/2003	62.87	—	—	62.87	—	—	—
SBC Capital Services	4/24/2003	63.32	—	—	63.32	—	—	—
SBC Capital Services	4/24/2003	64.87	—	—	64.87	—	—	—
SBC Capital Services	4/24/2003	68.33	—	—	68.33	—	—	—
SBC Capital Services	4/24/2003	82.79	—	—	82.79	—	—	—
SBC Capital Services	4/24/2003	83.20	—	—	83.20	—	—	—
SBC Capital Services	4/24/2003	86.36	—	—	86.36	—	—	—
SBC Capital Services	4/24/2003	93.22	—	—	93.22	—	—	—
SBC Capital Services	4/24/2003	121.33	—	—	121.33	—	—	—
SBC Capital Services	4/24/2003	170.19	—	—	170.19	—	—	—
SBC Capital Services	4/24/2003	351.16	—	—	351.16	—	—	—
SBC Capital Services	4/24/2003	377.98	—	—	377.98	—	—	—
SBC Capital Services	4/24/2003	573.71	—	—	573.71	—	—	—
SBC Capital Services	5/8/2003	(3,527.82)	—	(3,527.82)	—	—	—	—
SBC Capital Services	5/8/2003	(3,277.48)	—	(3,277.48)	—	—	—	—
SBC Capital Services	5/8/2003	(1,588.44)	—	(1,588.44)	—	—	—	—
SBC Capital Services	5/8/2003	(772.73)	—	(772.73)	—	—	—	—

Vendor Name	Due Date	Total Due	Future Due	0-30 Days	31-60 Days	61-90 Days	Over 90 Days	Over 120
SBC Capital Services	5/8/2003	(605.47)	—	(605.47)	—	—	—	—
SBC Capital Services	5/8/2003	(586.79)	—	(586.79)	—	—	—	—
SBC Capital Services	5/8/2003	(531.43)	—	(531.43)	—	—	—	—
SBC Capital Services	5/8/2003	(518.17)	—	(518.17)	—	—	—	—
SBC Capital Services	5/8/2003	(498.05)	—	(498.05)	—	—	—	—
SBC Capital Services	5/8/2003	(425.99)	—	(425.99)	—	—	—	—
SBC Capital Services	5/8/2003	(341.65)	—	(341.65)	—	—	—	—
Scot Clevenger	5/15/2003	(532.69)	—	(532.69)	—	—	—	—
Scott Welsh	4/29/2003	(76.65)	—	—	(76.65)	—	—	—
Stephen Johnson Jr.	5/15/2003	(47.65)	—	(47.65)	—	—	—	—
Stephen Johnson Jr.	5/15/2003	(47.65)	—	(47.65)	—	—	—	—
Sunny Vanderbeck	3/4/2003	(95.75)	—	—	—	(95.75)	—	—
Sybari Software, Inc	6/4/2003	(1,118.33)	(1,118.33)	—	—	—	—	—
Tech Plan, Inc	5/30/2003	(146.14)	—	(146.14)	—	—	—	—
Tech Plan, Inc	5/31/2003	(146.14)	—	(146.14)	—	—	—	—
Tech Plan, Inc	5/31/2003	(146.14)	—	(146.14)	—	—	—	—
Thomas Pisciotta	5/15/2003	(100.00)	—	(100.00)	—	—	—	—
Vijay Karakala	5/22/2003	(40.00)	—	(40.00)	—	—	—	—
Vijay Karakala	5/22/2003	(45.95)	—	(45.95)	—	—	—	—
Wayne Null	3/25/2003	(50.00)	—	—	—	(50.00)	—	—
Wing-Fung Chan	5/22/2003	(47.68)	—	(47.68)	—	—	—	—
Wing-Fung Chan	5/22/2003	(66.87)	—	(66.87)	—	—	—	—

TOTAL POST PETITION		(302,135.41)	(10,916.33)	(292,292.87)	2,573.48	(1,499.69)	—	—

INCOME STATEMENT

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit: Hosting 1

FORM OPR-5

Month Ended:                      May 31, 2003

	March	April	May	June	July	August	Filing to Date

Total Revenues	4,364,739	4,253,882	1,783,598				10,402,219

Salaries & Benefits	726,784	733,892	408,925				1,869,601
Rent & Facility Services	404,884	424,746	260,861				1,090,491
Office & Computer Expenses	452,644	531,538	149,671				1,133,853
Other Expenses	36,490	29,467	35,650				101,607

Total Cost of Revenue	1,620,802	1,719,643	855,107				4,195,552

Gross Margin	2,743,937	2,534,239	928,491				6,206,667

Salaries & Benefits	2,189,167	1,199,266	297,065				3,685,498
Rent & Facility Services	265,420	263,655	241,576				770,651
Other Expenses	79,570	85,085	53,881				218,536

Total Operating Expenses	2,534,157	1,548,006	592,522				4,674,685

Operating Income/(Loss)	209,780	986,233	335,969				1,531,982

Interest Expense	(101,697)	(128,201)	(29,862)				(259,760)
Depreciation & Amortization	(563,053)	(564,117)	(263,382)				(1,390,552)
Loss on Sale of Business	-	-	(2,309,870)				(2,309,870)

Total Other Income/(Expense)	(664,750)	(692,318)	(2,603,114)				(3,960,182)

Net Income/(Loss)	(454,970)	293,915	(2,267,145)				(2,428,200)

Notes:

(1) Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.

STATEMENT OF SOURCES AND USES OF CASH

Case Name: divine, inc. et. al.

Case Number: 03-11472-JNF (Jointly Administered)

Business Unit: Hosting 1

FORM OPR-6

Month Ended:            May 31, 2003

	Mar-03	Apr-03	May-03	Jun-03	Jul-03
SOURCES OF CASH
Income From Operations	(454,970)	293,915	(2,267,145)
Add: Depreciation, Amortization & Other Non-Cash	563,053	564,117	263,382
CASH PROVIDED BY OPERATIONS	108,083	858,032	(2,003,763)
Decrease in Assets:
Accounts Receivable	3,945,886	4,062,439	—
Prepaid Expenses & Deposits	(9,614)	33,647	—
Other	596,151	881,591	—
Divestiture of Assets Upon Sale			17,225,187
Increase in Liabilities:
Pre-Petition Liabilities	—	—	—
Post Petition Liabilities	2,645,927	5,878,508	1,759,482
TOTAL SOURCES OF CASH (A)	7,286,433	11,714,217	16,980,906

USES OF CASH
Increase in Assets:
Accounts Receivable	(3,803,736)	(3,595,942)	—
Capital Expenditures	(11,968)	—	—
Decrease in Liabilities:
Pre-Petition Liabilities	(131,261)	(2,272,472)	(4,516,189)
Post Petition Liabilities	(2,059,569)	(4,574,727)	(3,176,886)
Capital Leases	(1,280,087)	(1,271,415)	—
Divestiture of Liabilities Upon Sale	—	—	(9,287,870)
TOTAL USES OF CASH (B)	(7,286,621)	(11,714,556)	(16,980,945)
NET SOURCE (USE) OF CASH (A-B=NET)	(188)	(339)	(39)
CASH -- BEGINNING BALANCE (See OPR-1)	11,293	11,105	10,766
CASH -- ENDING BALANCE (See OPR-1)	11,105	10,766	10,727

Notes:

(1) Hosting consists of the following two debtors: Data Return Corporation, divine Managed Services, Inc.